SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 13, 2021

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 802-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 13, 2021, Evolving Systems, Inc. (“Evolving Systems”) issued a press release announcing its financial results for the first quarter ended March 31, 2021. The full text of Evolving Systems’ press release, together with the related unaudited financial and operating highlights, is furnished herewith as Exhibit 99.1.

The attached press release contains both U.S. Generally Accepted Accounting Principles (“GAAP”) and non-GAAP financial measures. Reconciliations between non-GAAP and GAAP financial measures are included in the attached press release. Evolving Systems’ management utilizes non-GAAP financial information to provide a useful measure of comparative operating performance of Evolving Systems. The non-GAAP financial measures are supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP.

The information contained in this Item 2.02 and in the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Evolving Systems whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

d)            Exhibits. The following exhibit is furnished with this report.

Exhibit No.	Description
99.1	Press Release issued by Evolving Systems, Inc. announcing its financial results for the first quarter ended March 31, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2021

Evolving Systems, Inc.

By:	/s/ MARK P. SZYNKOWSKI
Mark P. Szynkowski
Senior Vice President of Finance